FIRST AMENDMENT TO
              SIXTH AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT, dated as of February 19, 2002 (this "Amendment"), is entered into by and among TOYOTA MOTOR CREDIT CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"), and amends that certain Sixth Amended and Restated 364-Day Credit Agreement, dated as of September 13, 2001 (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Credit Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Credit Agreement"), among the Borrower, the Banks and the Administrative Agent.

                           W I T N E S S E T H

WHEREAS, the Borrower has requested that the Administrative Agent and the Banks delete one of the representations and warranties contained in the Existing Credit Agreement as set forth below; and

WHEREAS, the Administrative Agent and the Banks are willing to agree to so amend the Existing Credit Agreement on the terms and subject to the conditions set forth below;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Existing Credit Agreement shall have the meaning assigned to such term in the Existing Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Credit Agreement shall from and after the date hereof refer to the Existing Credit Agreement as amended hereby.

SECTION 2.  Amendment of the Existing Credit Agreement.

(a) 	Section 3.2(d) of the Existing Credit Agreement is hereby amended by replacing "Sections 4.4(c), 4.5 and 4.12" with "Sections 4.5 and 4.12".

(b) Section 4.4(c) of the Existing Credit Agreement is hereby deleted in its entirety.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

(a) 	no Default has occurred and is continuing; and

(b) each representation and warranty of the Borrower set forth in the Existing Credit Agreement, both before and after giving effect to this Amendment, is true and correct as though made on and as of such date.

SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5. Counterparts, Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received (a) duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (b) all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                     TOYOTA MOTOR CREDIT CORPORATION


                                     By: /s/George E. Borst
                                     Name:  George E. Borst
                                     Title: President and
                                            Chief Executive Officer




                                     BANK OF AMERICA, N.A.,
                                     as Administrative Agent


                                     By: /s/ David Price
                                     Name:   David Price
                                     Title:  Vice President




                                     BANK OF AMERICA, N.A.



                                     By: /s/ Alan H. Roche
                                     Name:   Alan H. Roche
                                     Title:  Managing Director



                                     THE BANK OF TOKYO-MITSUBISHI, LTD.



                                     By: /s/ Takeo Sato
                                     Name:   Takeo Sato
                                     Title:  Deputy General Manager



                                     CITICORP USA, INC.



                                     By: /s/ Brian Ike
                                     Name:   Brian Ike
                                     Title:  Director



                                     JP MORGAN CHASE BANK



                                     By: /s/ Peter M. Hayes
                                     Name:   Peter M. Hayes
                                     Title:  Vice President



                                     ING (U.S.) CAPITAL LLC



                                     By: /s/ Jan Flinterman
                                     Name:   Jan Flinterman
                                     Title:  Managing Director



                                     CREDIT SUISSE FIRST BOSTON



                                     By: /s/ Vitaly G. Butenko
                                     Name:   Vitaly G. Butenko
                                     Title:  Associate

                                     By: /s/ Bill O'Daly
                                     Name:   Bill O'Daly
                                     Title:  Director




                                      DRESDNER BANK AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES



                                      By:  /s/ J. Curtin Beaudouin
                                      Name:    J. Curtin Beaudouin
                                      Title:   Director


                                      By:  /s/ Stephen A. Kovach
                                      Name:    Stephen A. Kovach
                                      Title:   Associate



                                      THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                      By: /s/ Genichi Ishikawa
                                      Name:   Genichi Ishikawa
                                      Title:  Vice President & Manager



                                      UFJ BANK LIMITED



                                      By:  /s/ Satoru Kojima
                                      Name:    Satoru Kojima
                                      Title:   Senior Vice President &
                                               Deputy General Manager



                                      SUMITOMO MITSUI BANKING CORPORATION



                                      By:  /s/ Kenichi Shimura
                                      Name:    Kenichi Shimura
                                      Title:   Senior Vice President



                                      ABN AMRO BANK N.V.



                                      By:  /s/ John J. Mack
                                      Name:    John J. Mack
                                      Title:   Group Vice President


                                      By:  /s/ James M. Sumoski
                                      Name:    James M. Sumoski
                                      Title:   Vice President



                                      BANK ONE, NA



                                      By:  /s/ Tohru Yasumaru
                                      Name:    Tohru Yasumaru
                                      Title:   Director



                                      BARCLAYS BANK PLC



                                      By:  /s/ L. Peter Yetman
                                      Name:    L. Peter Yetman
                                      Title:   Director



                                      BNP PARIBAS



                                      By:  /s/ Sean T. Conlon
                                      Name:    Sean T. Conlon
                                      Title:   Managing Director


                                      By:  /s/ James P. Culhane
                                      Name:    James P. Culhane, CFA
                                      Title:   Vice President



                                      DEUTSCHE BANK AG, NEW YORK BRANCH
                                      AND/OR CAYMAN ISLANDS BRANCH



                                      By:  /s/ Oliver Schwarz
                                      Name:    Oliver Schwarz
                                      Title:   Vice President


                                      By:  /s/ Stephan G. Peetzen
                                      Name:    Stephan G. Peetzen
                                      Title:   Director



                                      MELLON BANK, N.A.



                                      By:  /s/ Lawrence C. Ivey
                                      Name:    Lawrence C. Ivey
                                      Title:   First Vice President



                                      THE NORINCHUKIN BANK, NEW YORK BRANCH



                                      By:  /s/ Toshiyuki Futaoka
                                      Name:    Toshiyuki Futaoka
                                      Title:   Joint General Manager



                                      UBS AG, STAMFORD BRANCH



                                      By:  /s/ Wilfred V. Saint
                                      Name:    Wilfred V. Saint
                                      Title:   Associate Director,
                                               Banking Products
                                               Services, US


                                      By:  /s/ Anthony N. Joseph
                                      Name:    Anthony N. Joseph
                                      Title:   Associate Director,
                                               Banking Products
                                               Services, US



                                      THE BANK OF NEW YORK



                                      By:  /s/ Mehrasa Raygani
                                      Name:    Mehrasa Raygani
                                      Title:   Vice President



                                      HSBC BANK USA



                                      By:  /s/ Christopher M. Samms
                                      Name:    Christopher M. Samms
                                      Title:   First Vice President



                                      MERRILL LYNCH BANK USA



                                      By:  /s/ Louis Alder
                                      Name:    Louis Alder
                                      Title:   Vice President



                                      U.S. BANK NATIONAL ASSOCIATION



                                      By:
                                      Name:
                                      Title:



                                      WELLS FARGO BANK, NATIONAL ASSOCIATION



                                      By:  /s/ Vanessa Meyer
                                      Name:    Vanessa Meyer
                                      Title:   Vice President



                                      STATE STREET BANK AND TRUST COMPANY



                                      By:  /s/ C. Jaynelle A. Landy
                                      Name:    C. Jaynelle A. Landy
                                      Title:   Assistant Vice President



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